Exhibit 10.13

FIRST LIEN PRIORITY INTERCREDITOR AGREEMENT
among
REALOGY CORPORATION,
the other Grantors party hereto,
JPMORGAN CHASE BANK, N.A.,
as Credit Agreement Collateral Agent for the Credit Agreement Secured Parties and as Authorized Representative for the Credit Agreement Secured Parties,
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as the Initial Additional Authorized Representative,
and
each additional Authorized Representative from time to time party hereto dated as of February 2, 2012

Exhibit 10.13

FIRST LIEN PRIORITY INTERCREDITOR AGREEMENT, dated as of February 2, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among REALOGY CORPORATION, a Delaware corporation (the “Company”), the other Grantors (as defined below) from time to time party hereto, JPMORGAN CHASE BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”) and as Authorized Representative for the Credit Agreement Secured Parties (as each such term is defined below), THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as the collateral agent and Authorized Representative for the Initial Additional First Lien Priority Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Initial Additional Authorized Representative”) and each additional Authorized Representative from time to time party hereto for the other Additional First Lien Priority Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity.
In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Collateral Agent, the Administrative Agent (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Additional Authorized Representative (for itself and on behalf of the Initial Additional First Lien Priority Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Additional First Lien Priority Secured Parties of the applicable Series) agree as follows:
ARTICLE I

Definitions
SECTION 1.01    Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:
“Additional First Lien Priority Collateral Agent” means (x) for so long as the Initial Additional First Lien Priority Obligations are the only Series of Additional First Lien Priority Obligations, the Initial Additional Authorized Representative and (y) thereafter, the Major-Non Controlling Authorized Representative.
“Additional First Lien Priority Documents” means, with respect to the Initial Additional First Lien Priority Obligations or any Series of Additional Senior Class Debt, the notes, indentures, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, including the Initial Additional First Lien Priority Documents and the Additional First Lien Priority Security Documents and each other agreement entered into for the purpose of securing the Initial Additional First Lien Priority Obligations or any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder (other than the Initial Additional First Lien Priority Obligations) has been designated as Additional First Lien Priority Obligations pursuant to Section 5.13 hereto.
“Additional First Lien Priority Obligations” means all amounts owing pursuant to the terms of any Additional First Lien Priority Document (including the Initial Additional First Lien

Exhibit 10.13

Priority Documents), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Additional First Lien Priority Document, whether or not such interest is an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.
“Additional First Lien Priority Secured Party” means the holders of any Additional First Lien Priority Obligations and any Authorized Representative with respect thereto, and shall include the Initial Additional First Lien Priority Secured Parties.
“Additional First Lien Priority Security Documents” means any collateral agreement, security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Additional First Lien Priority Obligations.
“Additional Senior Class Debt” has the meaning assigned to such term in Section 5.13.
“Additional Senior Class Debt Parties” has the meaning assigned to such term in Section 5.13.
“Additional Senior Class Debt Representative” has the meaning assigned to such term in Section 5.13.
“Administrative Agent” has the meaning assigned to such term in the definition of “Credit Agreement”.
“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.
“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Additional First Lien Priority Obligations or the Initial Additional First Lien Priority Secured Parties, the Initial Additional Authorized Representative, and (iii) in the case of any other Series of Additional First Lien Priority Obligations or Additional First Lien Priority Secured Parties that become subject to this Agreement after the date hereof, the collateral agent named as authorized representative for such Series in the applicable Joinder Agreement.
“Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b).
“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.
“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

Exhibit 10.13

“Collateral” means all assets and properties subject to Liens created pursuant to any First Lien Priority Security Document to secure one or more Series of First Lien Priority Obligations.
“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Credit Agreement Collateral Agent and (ii) in the case of the Additional First Lien Priority Obligations, the Additional First Lien Priority Collateral Agent and each other collateral agent in respect of any Series of Additional First Lien Priority Obligations named as Authorized Representative for such Series in the applicable Joinder Agreement.
“Collateral Agreement” means the Guarantee and Collateral Agreement, dated as of April 10, 2007, among the Company, Intermediate Holdings, the other Grantors, and the Credit Agreement Collateral Agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.
“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Controlling Collateral Agent” means (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Collateral Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Additional First Lien Priority Collateral Agent.
“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Credit Agreement Collateral Agent is the Controlling Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of First Lien Priority Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.
“Credit Agreement” means that certain Credit Agreement, dated as of April 10, 2007 among the Company, Intermediate Holdings, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”), and the financial institutions named therein, as amended and modified by the Incremental Assumption Agreement dated as of Spetember 28, 2009, as further amended as of February 3, 2011 and as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.
“Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Credit Agreement Collateral Documents” means the Collateral Agreement, the other Security Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Credit Agreement Collateral Agent for the purpose of securing any Credit Agreement Obligations.
“Credit Agreement Obligations” means all Obligations as defined in the Credit Agreement.
“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.

Exhibit 10.13

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).
“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).
“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).
“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Priority Obligations, the date on which such Series of First Lien Priority Obligations is no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.
“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Priority Obligations secured by such Shared Collateral under an Additional First Lien Priority Document which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to the Additional First Lien Priority Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.
“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.
“First Lien Priority Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Additional First Lien Priority Obligations.
“First Lien Priority Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Additional First Lien Priority Secured Parties with respect to each Series of Additional First Lien Priority Obligations.
“First Lien Priority Security Documents” means, collectively, (i) the Credit Agreement Collateral Documents and (ii) the Additional First Lien Priority Security Documents.
“Grantors” means the Company, Intermediate Holdings and each of the Subsidiary Loan Parties (as defined in the Credit Agreement) and each other Subsidiary of the Company which has granted a security interest pursuant to any First Lien Priority Security Document to secure any Series of First Lien Priority Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.
“Impairment” has the meaning assigned to such term in Section 1.03.
“Initial Additional Authorized Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.
“Initial Additional First Lien Priority Agreement” mean that certain Indenture, dated as of the date hereof, among the Company, the Guarantors identified therein, and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.
“Initial Additional First Lien Priority Documents” means the Initial Additional First Lien Priority Agreement, the debt securities issued thereunder, the Initial Additional First Lien Priority Security Agreement and any security documents and other operative agreements evidencing or

Exhibit 10.13

governing the Indebtedness thereunder, and the Liens securing such Indebtedness, including any agreement entered into for the purpose of securing the Initial Additional First Lien Priority Obligations.
“Initial Additional First Lien Priority Obligations” means the Secured Obligations as such term is defined in the Initial Additional First Lien Priority Security Agreement.
“Initial Additional First Lien Priority Secured Parties” means the Additional First Lien Priority Collateral Agent, the Initial Additional Authorized Representative and the holders of the Initial Additional First Lien Priority Obligations issued pursuant to the Initial Additional First Lien Priority Agreement.
“Initial Additional First Lien Priority Security Agreement” means the collateral agreement, dated as of the date hereof, among the Company, the Additional First Lien Priority Collateral Agent and the other Grantors, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.
“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.
“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a).
“Intermediate Holdings” means Domus Intermediate Holdings Corp., a Delaware corporation.
“Joinder Agreement” means a joinder to this Agreement substantially in the form of Annex II hereto required to be delivered by an Authorized Representative to each Collateral Agent and each Authorized Representative pursuant to Section 5.13 hereof in order to establish an additional Series of Additional First Lien Priority Obligations and add Additional First Lien Priority Secured Parties hereunder.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).
“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Additional First Lien Priority Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Priority Obligations with respect to such Shared Collateral.
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.
“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling

Exhibit 10.13

Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Additional First Lien Priority Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Additional First Lien Priority Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the Additional First Lien Priority Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional First Lien Priority Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Credit Agreement Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding.
“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Priority Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.
“Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of the Collateral Agent under the terms of the First Lien Priority Security Documents.
“Proceeds” has the meaning assigned to such term in Section 2.01(a).
“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, amend and restate, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement or instrument. “Refinanced” and “Refinancing” have correlative meanings.
“Secured Credit Document” means (i) the Credit Agreement and each Loan Document (as defined in the Credit Agreement), (ii) each Initial Additional First Lien Priority Document, and (iii) each Additional First Lien Priority Document.
“Series” means (a) with respect to the First Lien Priority Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Additional First Lien Priority Secured Parties (in their capacities as such), and (iii) the Additional First Lien Priority Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional

Exhibit 10.13

First Lien Priority Secured Parties) and (b) with respect to any First Lien Priority Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Additional First Lien Priority Obligations, and (iii) the Additional First Lien Priority Obligations incurred pursuant to any Additional First Lien Priority Document, which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional First Lien Priority Obligations).
“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First Lien Priority Obligations hold a valid and perfected security interest at such time. If more than two Series of First Lien Priority Obligations are outstanding at any time and the holders of less than all Series of First Lien Priority Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Priority Obligations that hold a valid security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.
SECTION 1.02    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.
SECTION 1.03    Impairments. It is the intention of the First Lien Priority Secured Parties of each Series that the holders of First Lien Priority Obligations of such Series (and not the First Lien Priority Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Priority Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Priority Obligations), (y) any of the First Lien Priority Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Priority Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Priority Obligations) on a basis ranking prior to the security interest of such Series of First Lien Priority Obligations but junior to the security interest of any other Series of First Lien Priority Obligations or (ii) the existence of any Collateral for any other Series of First Lien Priority Obligations that is not Shared Collateral (any such condition referred to in the foregoing clauses

Exhibit 10.13

(i) or (ii) with respect to any Series of First Lien Priority Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any Mortgaged Property (as defined in the Credit Agreement) that applies to all First Lien Priority Obligations shall not be deemed to be an Impairment of any Series of First Lien Priority Obligations. In the event of any Impairment with respect to any Series of First Lien Priority Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Priority Obligations, and the rights of the holders of such Series of First Lien Priority Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Priority Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Priority Obligations subject to such Impairment. Additionally, in the event the First Lien Priority Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Priority Obligations or the First Lien Priority Security Documents governing such First Lien Priority Obligations shall refer to such obligations or such documents as so modified.
ARTICLE II

Priorities and Agreements with Respect to Shared Collateral
SECTION 2.01    Priority of Claims.
(a)    Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Controlling Collateral Agent or any First Lien Priority Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of the Company or any other Grantor or any First Lien Priority Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Collateral by any First Lien Priority Secured Party or received by the Controlling Collateral Agent or any First Lien Priority Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First Lien Priority Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment of all amounts owing to each Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First Lien Priority Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First Lien Priority Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents and (iii) THIRD, after payment of all First Lien Priority Obligations, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Priority Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Priority Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Priority Obligations (such third party, an “Intervening

Exhibit 10.13

Creditor”), the value of any Shared Collateral or Proceeds allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Priority Obligations with respect to which such Impairment exists.
(b)    It is acknowledged that the First Lien Priority Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First Lien Priority Secured Parties of any Series.
(c)    Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Priority Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Priority Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each First Lien Priority Secured Party hereby agrees that the Liens securing each Series of First Lien Priority Obligations on any Shared Collateral shall be of equal priority.
(d)    Notwithstanding anything in this Agreement or any other First Lien Priority Security Documents to the contrary, Collateral consisting of cash and cash equivalents pledged to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Administrative Agent or the Collateral Agent pursuant to Sections 2.05, 2.11, 2.20 and 2.22 of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in the Credit Agreement and will not constitute Shared Collateral.
SECTION 2.02    Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.
(a)    Only the Controlling Collateral Agent shall act or refrain from acting with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Credit Agreement Collateral Agent is the Controlling Collateral Agent, no Additional First Lien Priority Secured Party shall or shall instruct any Collateral Agent to, and neither the Additional First Lien Priority Collateral Agent nor any other Collateral Agent that is not the Controlling Collateral Agent shall, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Additional First Lien Priority Security Document, applicable law or otherwise, it being agreed that only the Credit Agreement Collateral Agent, acting in accordance with the Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time.
(b)    With respect to any Shared Collateral at any time when the Additional First Lien Priority Collateral Agent is the Controlling Collateral Agent, (i) the Controlling Collateral Agent

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shall act only on the instructions of the Applicable Authorized Representative, (ii) the Controlling Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First Lien Priority Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First Lien Priority Secured Party (other than the Applicable Authorized Representative) shall or shall instruct the Controlling Collateral Agent to, commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First Lien Priority Security Document, applicable law or otherwise, it being agreed that only the Controlling Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the Additional First Lien Priority Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral.
(c)    Notwithstanding the equal priority of the Liens securing each Series of First Lien Priority Obligations, the Controlling Collateral Agent may deal with the Shared Collateral as if such Controlling Collateral Agent had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Controlling Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or any other exercise by the Controlling Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Controlling Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First Lien Priority Secured Party, the Controlling Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.
(d)    Each of the First Lien Priority Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the First Lien Priority Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement.
SECTION 2.03    No Interference; Payment Over.
(a)    Each First Lien Priority Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Priority Obligations of any Series or any First Lien Priority Security Document or the validity, attachment, perfection or priority of any Lien under any First Lien Priority Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Controlling Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the

Exhibit 10.13

Controlling Collateral Agent or any other First Lien Priority Secured Party to exercise, and shall not exercise, any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Controlling Collateral Agent or any other First Lien Priority Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Controlling Collateral Agent or any other First Lien Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Controlling Collateral Agent, any Applicable Authorized Representative or any other First Lien Priority Secured Party shall be liable for any action taken or omitted to be taken by the Controlling Collateral Agent, such Applicable Authorized Representative or other First Lien Priority Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Controlling Collateral Agent or any other First Lien Priority Secured Party to enforce this Agreement.
(b)    Each First Lien Priority Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First Lien Priority Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Priority Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Priority Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Controlling Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof.
SECTION 2.04    Automatic Release of Liens.
(a)    If, at any time the Controlling Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency Proceeding is pending at the time) the Liens in favor of the other Collateral Agent for the benefit of each Series of First Lien Priority Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Controlling Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01.
(b)    Each Collateral Agent and Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Controlling Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.
SECTION 2.05     Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.
(a)    This Agreement shall continue in full force and effect notwithstanding the

Exhibit 10.13

commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its Subsidiaries.
(b)    If the Company and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)‑in‑possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each First Lien Priority Secured Party (other than any Controlling Secured Party or the Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless the Applicable Authorized Representative shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First Lien Priority Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Priority Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First Lien Priority Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other First Lien Priority Secured Parties (other than any Liens of the First Lien Priority Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First Lien Priority Secured Parties of each Series are granted Liens on any additional collateral pledged to any First Lien Priority Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the First Lien Priority Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Priority Obligations, such amount is applied pursuant to Section 2.01, and (D) if any First Lien Priority Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01; provided that the First Lien Priority Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First Lien Priority Secured Parties of such Series or its Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the First Lien Priority Secured Parties receiving adequate protection shall not object to any other First Lien Priority Secured Party receiving adequate protection comparable to any adequate protection granted to such First Lien Priority Secured Parties in connection with a DIP Financing or use of cash collateral.
SECTION 2.06    Reinstatement. In the event that any of the First Lien Priority Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the

Exhibit 10.13

Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Priority Obligations shall again have been paid in full in cash.
SECTION 2.07    Insurance. As between the First Lien Priority Secured Parties, the Controlling Collateral Agent shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.
SECTION 2.08    Refinancings. The First Lien Priority Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of any First Lien Priority Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.
SECTION 2.09    Possessory Collateral Agent as Gratuitous Bailee for Perfection.
(a)    The Possessory Collateral shall be delivered to the Credit Agreement Collateral Agent and the Credit Agreement Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First Lien Priority Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Priority Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Credit Agreement Collateral Agent is not the Controlling Collateral Agent, the Credit Agreement Collateral Agent shall, at the request of the Additional First Lien Priority Collateral Agent promptly deliver all Possessory Collateral to the Additional First Lien Priority Collateral Agent together with any necessary endorsements (or otherwise allow the Additional First Lien Priority Collateral Agent to obtain control of such Possessory Collateral). The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith.
(b)    The Controlling Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other First Lien Priority Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First Lien Priority Security Documents, in each case, subject to the terms and conditions of this Section 2.09.
(c)    The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First Lien Priority Secured Party for purposes of perfecting the Lien held by such First Lien Priority Secured Parties thereon.
SECTION 2.10    Amendments to Security Documents.

Exhibit 10.13

(a)    Without the prior written consent of the Credit Agreement Collateral Agent, each Additional First Lien Priority Secured Party agrees that no Additional First Lien Priority Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Additional First Lien Priority Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.
(b)    Without the prior written consent of the Additional First Lien Priority Collateral Agent, the Credit Agreement Collateral Agent agrees that no Credit Agreement Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Credit Agreement Collateral Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.
(c)    In making determinations required by this Section 2.10, each Collateral Agent may conclusively rely on a certificate of an Authorized Officer of the Company.
(d)    In the event that the Controlling Collateral Agent enters into any amendment, waiver or consent in respect of any of the First Lien Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Priority Security Document or changing in any manner the rights or any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of any other First Lien Priority Security Document without the consent of or any by any First Lien Priority Secured Party (with all such amendments, waiver and modifications subject ot he terms hereof); provided that (other than with respect to amendments, modifications or waivers that secured additional extensions of credit and add additional secured creditors and do not violate the express provision of any First Lien Priority Agreement), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any First Lien Priority Security Document, except to the extent that a release of such Lien is permitted by Section 2.04, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Non-Controlling Secured Parties (other than any Authorized Representative) and does not affect the Controlling Secured Parties in a like or similar manner shall not apply to the First Lien Priority Security Documents without the consent of the Authorized Representatives for the Non-Controlling Secured Parties, (iii) no such amendment, waiver, or consent with respect to any provision applicable to an Authorized Representative for any Non-Controlling Secured Parties shall be made without the prior written consent of such Authorized Representative and (iv) notice of such amendment, waiver or consent shall be given the Authorized Representatives (other than the Controlling Collateral Agent) no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.
ARTICLE III

Existence and Amounts of Liens and Obligations
SECTION 3.01    Determinations with Respect to Amounts of Liens and Obligations. Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Priority Obligations of any Series, or the Shared Collateral

Exhibit 10.13

subject to any Lien securing the First Lien Priority Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First Lien Priority Secured Party or any other person as a result of such determination.
ARTICLE IV

The Controlling Collateral Agent
ARTICLE 4.01    Authority.
(a)    Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Controlling Collateral Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Controlling Collateral Agent, except that each Controlling Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.
(b)    In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Controlling Collateral Agent shall be entitled, for the benefit of the First Lien Priority Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First Lien Priority Security Documents, as applicable, pursuant to which the Controlling Collateral Agent is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Priority Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Controlling Collateral Agent, the Applicable Authorized Representative or any other First Lien Priority Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Priority Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First Lien Priority Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Priority Obligations or any other First Lien Priority Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the First Lien Priority Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or

Exhibit 10.13

failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Priority Obligations from any account debtor, guarantor or any other party) in accordance with the First Lien Priority Security Documents or any other agreement related thereto or to the collection of the First Lien Priority Obligations or the valuation, use, protection or release of any security for the First Lien Priority Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Priority Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, by the Company or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Controlling Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Priority Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Priority Obligations for whom such Collateral constitutes Shared Collateral.
ARTICLE V

Miscellaneous
SECTION 5.01    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(a)    if to the Credit Agreement Collateral Agent or the Administrative Agent, to it at JPMorgan Chase Bank, N.A., AIBLO, 1111 Fannin Street, 10th Floor, Houston, TX 77002, Attention: Mamie Harrera (Fax No.713-750-2218) with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179, Attention: Neil Boylan;
(b)    if to the Initial Additional Authorized Representative, to it at The Bank of New York Mellon Trust Company, N.A., 525 William Penn Place, 38th Floor, Pittsburgh, PA 15259, Attention Corporate Trust Administration (Fax No. 412-234-7535);
(c)    if to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.
Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e‑mail to the e‑mail address of a representative of the applicable Person provided from time to time by such Person. The Initial Additional Authorized Representative agrees to accept and act upon instructions or directions pursuant to this Agreement sent by

Exhibit 10.13

unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. The Initial Additional Authorized Representative shall not be liable for any losses, costs or expenses arising directly or indirectly from the Initial Additional Authorized Representative’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Initial Additional Authorized Representative, including without limitation the risk of the Initial Additional Authorized Representative acting on unauthorized instructions, and the risk or interception and misuse by third parties.
SECTION 5.02    Waivers; Amendment; Joinder Agreements.
(a)    No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 5.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.
(b)    Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company).
(c)    Notwithstanding the foregoing, without the consent of any First Lien Priority Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 and upon such execution and delivery, such Authorized Representative and the Additional First Lien Priority Secured Parties and Additional First Lien Priority Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Additional First Lien Priority Security Documents applicable thereto.
(d)    Notwithstanding the foregoing, without the consent of any other Authorized Representative or First Lien Priority Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement (which may be in the form of an amendment and restatement) to the extent necessary to reflect any incurrence of any Additional First Lien Priority Obligations in compliance with the Credit Agreement and the other Secured Credit Documents.
SECTION 5.03    Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

Exhibit 10.13

SECTION 5.04    Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
SECTION 5.05    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 5.06    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 5.07    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 5.08    Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent and each Authorized Representative, on behalf of itself and the First Lien Priority Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the First Lien Priority Security Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts the State of New York located in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address set forth in Section 5.01;
(d)    agrees that nothing herein shall affect the right of any other party hereto (or any First Lien Priority Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any First Lien Priority Secured Party) to sue in any other jurisdiction; and
(e)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08

Exhibit 10.13

any special, exemplary, punitive or consequential damages.
SECTION 5.09    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.
SECTION 5.10    Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 5.11    Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the First Lien Priority Security Documents or any of the other Secured Credit Documents, the provisions of this Agreement shall control.
SECTION 5.12    Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Priority Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05, 2.08, 2.09, 2.10 or Article V) is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement or any Additional First Lien Priority Documents), and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09, 2.10 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Priority Obligations as and when the same shall become due and payable in accordance with their terms.
SECTION 5.13    Additional Senior Debt. To the extent, but only to the extent permitted by the provisions of the Credit Agreement and the Additional First Lien Priority Documents, the Company may incur additional indebtedness after the date hereof that is permitted by the Credit Agreement and the Additional First Lien Priority Documents to be incurred and secured on an equal and ratable basis by the Liens securing the First Lien Priority Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt may be secured by a Lien and may be Guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Additional First Lien Priority Documents, if and subject to the condition that the Authorized Representative of any such Additional Senior Class Debt (each, an “Additional Senior Class Debt Representative”), acting on behalf of the holders of such Additional Senior Class Debt (such Authorized Representative and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.
In order for an Additional Senior Class Debt Representative to become a party to this Agreement,
(i)    such Additional Senior Class Debt Representative, each Collateral Agent, each Authorized Representative and each Grantor shall have executed and delivered an instrument substantially in the form of Annex II (with such changes as may be reasonably

Exhibit 10.13

approved by such Collateral Agent and Additional Senior Class Debt Representative) pursuant to which such Additional Senior Class Debt Representative becomes an Authorized Representative hereunder, and the Additional Senior Class Debt in respect of which such Additional Senior Class Debt Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;
(ii)    the Company shall have (x) delivered to each Collateral Agent true and complete copies of each of the Additional First Lien Priority Documents relating to such Additional Senior Class Debt, certified as being true and correct by an Authorized Officer of the Company and (y) identified in a certificate of an authorized officer the obligations to be designated as Additional First Lien Priority Obligations and the initial aggregate principal amount or face amount thereof;
(iii)    all filings, recordations and/or amendments or supplements to the First Lien Priority Security Documents necessary or desirable in the reasonable judgment of the Additional First Lien Priority Collateral Agent to create and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordations shall have been taken in the reasonable judgment of the Additional First Lien Priority Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments have been taken in the reasonable judgment of the Additional First Lien Priority Collateral Agent); and
(iv)    the Additional First Lien Priority Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.
Each Authorized Representative acknowledges and agrees that upon execution and delivery of a Joinder Agreement substantially in the form of Annex II by an Additional Senior Class Debt Representative and each Grantor in accordance with this Section 5.13, the Additional First Lien Priority Collateral Agent will continue to act in its capacity as Additional First Lien Priority Collateral Agent in respect of the then existing Authorized Representatives (other than the Administrative Agent) and such additional Authorized Representative.
SECTION 5.14    Agent Capacities. Except as expressly provided herein or in the Credit Agreement Collateral Documents, JPMorgan Chase Bank, N.A. is acting in the capacities of Administrative Agent and Credit Agreement Collateral Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein or in the Additional First Lien Priority Security Documents, The Bank of New York Mellon Trust Company, N.A. is acting in the capacity of Additional First Lien Priority Collateral Agent solely for the Additional First Lien Priority Secured Parties and not in its individual capacity and in no event shall The Bank of New York Mellon Trust Company, N.A. incur any liability in connection with this Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Initial Additional Authorized Representative or any Additional First Lien Priority Secured Party hereunder, all such liability, if any, being expressly

Exhibit 10.13

waived by the parties hereto and any person claiming by, through or under such party. Except as expressly set forth herein, none of the Administrative Agent, the Credit Agreement Collateral Agent or the Additional First Lien Priority Collateral Agent shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents.
SECTION 5.15    Integration. This Agreement together with the other Secured Credit Documents and the First Lien Priority Security Documents represents the agreement of each of the Grantors and the First Lien Priority Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Credit Agreement Collateral Agent, or any other First Lien Priority Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First Lien Priority Security Documents.

Exhibit 10.13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
JPMORGAN CHASE BANK, N.A.,
as Collateral Agent and as Authorized Representative for the Credit Agreement Secured Parties

By:	/s/ Neil R. Boylan Name: Neil Boylan Title: Managing Director
THE BANK OF NEW YORK MELLON TRUST COMPANY, NA.,
as a Collateral Agent and as Initial Additional Authorized Representative

By:	/s/ Leslie Lockhart Name: Leslie Lockhart Title: Senior Associate

Exhibit 10.13

IN WITNESS WHEREOF, we have hereunto signed this First Lien Intercreditor Agreement as of the date first written above.
REALOGY CORPORATION

By:	/s/ Anthony E. Hull Name: Anthony E. Hull Title: Chief Financial Officer

Exhibit 10.13

DOMUS INTERMEDIATE HOLDINGS CORP.

By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Exhibit 10.13

CARTUS CORPORATION
CDRE TM LLC
NRT INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
WREM, INC.

By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Exhibit 10.13

CARTUS ASSET RECOVERY CORPORATION
CARTUS PARTNER CORPORATION
LAKECREST TITLE, LLC
NRT PHILADELPHIA LLC
REFERRAL NETWORK LLC

By: /s/ Anthony E. Hull

Name:	Anthony E. Hull

Title:	Executive Vice President & Treasurer

Exhibit 10.13

AMERICAN TITLE COMPANY OF HOUSTON
ATCOH HOLDING COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
BURROW ESCROW SERVICES, INC.
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
FIRST CALIFORNIA ESCROW CORPORATION
FRANCHISE SETTLEMENT SERVICES LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
GUARDIAN TITLE COMPANY
GULF SOUTH SETTLEMENT SERVICES, LLC
KEYSTONE CLOSING SERVICES LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TAW HOLDING INC.
TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TITLE RESOURCES INCORPORATED
TRG SERVICES, ESCROW, INC.
TRG SETTLEMENT SERVICES, LLP
WAYDAN TITLE, INC.
WEST COAST ESCROW COMPANY

By: /s/ Thomas N. Rispoli

Name:	Thomas N. Rispoli

Title:	Chief Financial Officer

Exhibit 10.13

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE
LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
WORLD REAL ESTATE MARKETING LLC

By: /s/ Andrew G. Napurano

Name:	Andrew G. Napurano

Title:	Chief Financial Officer

Exhibit 10.13

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
NRT ARIZONA LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA REFERRAL LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT COMMERCIAL UTAH LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC

By: /s/ Kevin R. Greene
Name: Kevin R. Greene
Title: Chief Financial Officer

Exhibit 10.13

NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PITTSBURGH LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK, LLC
REFERRAL NETWORK PLUS, INC.
SOTHEBY’S INTERNATIONAL REALTY, INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
THE SUNSHINE GROUP (FLORIDA) LTD. CORP.
THE SUNSHINE GROUP, LTD.
VALLEY OF CALIFORNIA, INC.

By: /s/ Kevin R. Greene
Name:    Kevin R. Greene
Title:    Chief Financial Officer

Exhibit 10.13

ANNEX I
Grantors
Domus Intermediate Holdings Corp.
Realogy Corporation
Burrow Escrow Services, Inc.
Coldwell Banker Real Estate LLC
Coldwell Banker Residential Brokerage Company
Coldwell Banker Residential Real Estate LLC
Coldwell Banker Residential Referral Network
Cornerstone Title Company
Equity Title Company
Guardian Title Company
National Coordination Alliance LLC
Realogy Operations LLC
Referral Network Plus, Inc.
Valley of California, Inc.
West Coast Escrow Company
Colorado Commercial, LLC
Guardian Title Agency, LLC
NRT Colorado LLC
Referral Network, LLC
Better Homes and Gardens Real Estate Licensee LLC
Better Homes and Gardens Real Estate LLC
Burgdorff LLC
Career Development Center, LLC
Cartus Asset Recovery Corporation
Cartus Corporation
Cartus Partner Corporation
CB Commercial NRT Pennsylvania LLC
CDRE TM LLC
Century 21 Real Estate LLC
CGRN, Inc.
Coldwell Banker LLC
Coldwell Banker Real Estate Services LLC
Coldwell Banker Residential Brokerage LLC
Equity Title Messenger Service Holding LLC
ERA Franchise Systems LLC
First California Escrow Corporation
Franchise Settlement Services LLC
Global Client Solutions LLC
Guardian Holding Company

ANNEX I -1

Exhibit 10.13

Gulf South Settlement Services, LLC
Jack Gaughen LLC
Keystone Closing Services LLC
NRT Arizona Commercial LLC
NRT Arizona LLC
NRT Arizona Referral LLC
NRT Columbus LLC
NRT Commercial LLC
NRT Commercial Utah LLC
NRT Development Advisors LLC
NRT Devonshire LLC
NRT Hawaii Referral, LLC
NRT LLC
NRT Mid-Atlantic LLC
NRT Missouri LLC
NRT Missouri Referral Network LLC
NRT New England LLC
NRT New York LLC
NRT Northfork LLC
NRT Philadelphia LLC
NRT Pittsburgh LLC
NRT Referral Network LLC
NRT Relocation LLC
NRT REOExperts LLC
NRT Settlement Services of Missouri LLC
NRT Settlement Services of Texas LLC
NRT Sunshine Inc.
NRT Utah LLC
NRT West, Inc.
ONCOR International LLC
Real Estate Referral LLC
Real Estate Referrals LLC
Real Estate Services LLC
Realogy Franchise Group LLC
Realogy Global Services LLC
Realogy Licensing LLC
Realogy Services Group LLC
Realogy Services Venture Partner LLC
Secured Land Transfers LLC
Sotheby's International Realty Affiliates LLC
Sotheby's International Realty Licensee LLC
Sotheby's International Realty Referral Company, LLC
Title Resource Group Affiliates Holdings LLC
Title Resource Group Holdings LLC
Title Resource Group LLC

ANNEX I -2

Exhibit 10.13

Title Resource Group Services LLC
Title Resources Incorporated
TRG Services, Escrow, Inc.
World Real Estate Marketing LLC
WREM, Inc.Referral Network LLC
St. Joe Title Services LLC
The Sunshine Group (Florida) Ltd. Corp.
Coldwell Banker Commercial Pacific Properties LLC
Coldwell Banker Pacific Properties LLC
NRT Insurance Agency, Inc.
Referral Associates of New England LLC
Mid-Atlantic Settlement Services LLC
Sotheby's International Realty, Inc.
Burnet Realty LLC
Burnet Title LLC
Burnet Title Holding LLC
Home Referral Network LLC
Market Street Settlement Group LLC
The Sunshine Group, Ltd.
Coldwell Banker Residential Referral Network, Inc.
TRG Settlement Services, LLP
Lakecrest Title, LLC
Alpha Referral Network LLC
American Title Company of Houston
ATCOH Holding Company
NRT Texas LLC
Processing Solutions LLC
TAW Holding Inc.
Texas American Title Company
Waydan Title, Inc.

ANNEX I -3

Exhibit 10.13

ANNEX II
[FORM OF] JOINDER NO. [       ] dated as of [_______], 20[ ] to the FIRST LIEN PRIORITY INTERCREDITOR AGREEMENT dated as of February 2, 2012 (the “First Lien Priority Intercreditor Agreement”), among REALOGY CORPORATION, a Delaware corporation (the “Company”), certain subsidiaries and affiliates of the Company (each, a “Grantor”), JPMORGAN CHASE BANK, N.A., as Credit Agreement Collateral Agent for the Credit Agreement Secured Parties under the First Lien Priority Security Documents (in such capacity, the “Credit Agreement Collateral Agent”), and as Authorized Representative for the Credit Agreement Secured Parties, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Initial Additional Authorized Representative, and the additional Authorized Representatives from time to time a party thereto.1
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Priority Intercreditor Agreement.
B.    As a condition to the ability of the Company to incur Additional First Lien Priority Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Additional First Lien Priority Security Documents, the Additional Senior Class Debt Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien Priority Intercreditor Agreement. Section 5.13 of the First Lien Priority Intercreditor Agreement provides that such Additional Senior Class Debt Representative may become an Authorized Representative, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by the First Lien Priority Intercreditor Agreement upon the execution and delivery by the Senior Debt Class Representative of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.13 of the First Lien Priority Intercreditor Agreement. The undersigned Additional Senior Class Debt Representative (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the First Lien Priority Intercreditor Agreement and the First Lien Priority Security Documents.
Accordingly, each Collateral Agent, each Authorized Representative and the New Representative agree as follows:
SECTION 1.    In accordance with Section 5.13 of the First Lien Priority Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the First Lien Priority Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as
________________________
1    In the event of the Refinancing of the Credit Agreement Obligations, revise to reflect joinder by a new Credit Agreement Collateral Agent

ANNEX II - 1

Exhibit 10.13

an Authorized Representative and the New Representative, on its behalf and on behalf of such Additional Senior Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien Priority Intercreditor Agreement applicable to it as Authorized Representative and to the Additional Senior Class Debt Parties that it represents as Additional First Lien Priority Secured Parties. Each reference to an “Authorized Representative” in the First Lien Priority Intercreditor
Agreement shall be deemed to include the New Representative. The First Lien Priority Intercreditor Agreement is hereby incorporated herein by reference.
SECTION 2.    The New Representative represents and warrants to each Collateral Agent, each Authorized Representative and the other First Lien Priority Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as [trustee/administrative agent and] collateral agent, (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and (iii) the Additional First Lien Priority Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s entry into this Agreement, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the First Lien Priority Intercreditor Agreement as Additional First Lien Priority Secured Parties.
SECTION 3.    This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when each Collateral Agent shall have received a counterpart of this Joinder that bears the signatures of the New Representative. Delivery of an executed signature page to this Joinder by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Joinder.
SECTION 4.    Except as expressly supplemented hereby, the First Lien Priority Intercreditor Agreement shall remain in full force and effect.
SECTION 5.    THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6.    In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Priority Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good‑faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Priority Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

ANNEX II - 2

Exhibit 10.13

SECTION 8.    The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel.
IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the First Lien Priority Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW REPRESENTATIVE], as
[          ] and as collateral agent for the holders of [                        ],

By:	Name: Title:
Address for notices:

attention of:
Telecopy:

ANNEX II - 3

Exhibit 10.13

Acknowledged by:
JPMORGAN CHASE BANK, N.A.,
as the Credit Agreement Collateral Agent and Authorized Representative,

By:	Name: Title:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as the Initial Additional Authorized Representative and the Additional First Lien Priority Collateral Agent and,

By:	Name: Title:
[OTHER AUTHORIZED REPRESENTATIVES]
REALOGY CORPORATION,
as Company

By:	Name: Title:
THE OTHER GRANTORS
LISTED ON SCHEDULE I HERETO,

By:	Name: Title:

ANNEX II - 4

Exhibit 10.13

Schedule I to the
Supplement to the
First Lien Priority Intercreditor Agreement
Grantors
[ ]

Schedule I -1